UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Semiannual report 3 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio manager provides a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 8, 2015

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various U.S. government bonds (called Treasuries). Treasuries have traditionally been considered a relatively safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government's ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund's manager seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Treasuries and mortgage-backed securities have historically been less volatile than stocks.

STOCKS S&P 500 Index
MORTGAGE-BACKED SECURITIES Barclays GNMA Index
TREASURY SECURITIES Barclays Intermediate Treasury Bond Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'85
'90
'95
'00
'05
'10
'14

1985–2014 (periods ended December 31)

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds. The Barclays Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between one and ten years.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 American Government Income Fund

American Government Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

The fund — class A shares before sales charge
Putnam American Government Income Fund (PAGVX)
Fund's benchmark
Barclays Government Bond Index
Fund's Lipper peer group average
General U.S. Government Funds
6.22
7.06
6.14
5.00
4.50
3.87
3.17
3.80
3.41
2.31
2.32
1.93
3.13
5.22
5.12
1.62
3.49
3.06
LIFE OF FUND
(since 3/1/85)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     American Government Income Fund

Interview with your fund’s portfolio manager

Michael V. Salm

Mike, what was the bond market environment like during the six months ended March 31, 2015?

The period was punctuated by episodes of interest-rate volatility, but rates generally moved lower. We were not surprised to see some degree of rate volatility, given that the Federal Reserve ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January. Additionally, with U.S. gross domestic product growing at a 5% annual rate in the third quarter of 2014 — its strongest pace in 11 years — investors sought to fine-tune their forecasts as to when the Fed may begin raising its target for short-term interest rates.

In January, the combination of a stock market pullback, weaker-than-expected U.S. economic growth, and continued worries about deflation in Europe fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.68%, its low for the period. In February, concern that the Fed might start raising rates in June hampered Treasuries, causing prices to fall and yields to move higher. During March, however, dovish comments by Fed Chair Janet Yellen reassured investors that the central bank is likely to take a go-slow approach toward raising rates, which helped Treasuries modestly rebound during the final weeks of the period. The 10-year Treasury yield finished

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

American Government Income Fund     5

the period at 1.94%, down from 2.42% at the beginning of the period.

The fund lagged both its benchmark and the average return of its Lipper peer group during the reporting period. What factors hampered its relative performance?

Our interest-rate and yield-curve positioning worked against the fund’s relative performance and was the primary reason its performance lagged both the benchmark and the peer group average. The fund was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was shorter than that of the benchmark. Additionally, we positioned the portfolio to benefit from a steeper Treasury yield curve. During the period, however, rates declined and the yield curve flattened.

Which strategies helped performance versus the benchmark?

Various tactical trades that were designed to benefit from the difference between current mortgage rates and Treasury yields notably aided the fund’s relative performance.

Our prepayment strategies, which we implemented with securities such as government-agency interest-only collateralized mortgage obligations [IO CMOs] — which are outside the fund’s benchmark — slightly contributed to the fund’s relative return. During the early months of the period, even though interest rates were trending downward, their decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our IO CMO holdings. Additionally, residential mortgage lending remained constrained, with banks generally willing to lend only to their most creditworthy customers. Consequently, prepayment speeds that continued to be

Sector weightings

Allocations are shown as a percentage of the fund’s net assets as of 3/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

6     American Government Income Fund

“We believe there are not enough
homes being built in the United States
to meet current demand.”

Michael Salm

slower than expected provided a tailwind to our IO CMO positions.

In January, however, the Obama administration announced that the Federal Housing Administration [FHA] would reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. What’s more, this announcement came during a time when Treasury yields were sharply declining, compounding the negatives for IO CMOs. The asset class rebounded in February, but could not fully overcome January’s significant downturn.

What is your current view of the housing market?

Sales of newly built homes grew nearly 8% in February to an annual rate of 539,000, the highest level since early 2008, according to Commerce Department data. In our view, there needs to be roughly 1.2 million to 1.5 million new homes available each year to support normal population growth. So, we believe there are not enough homes being built in the United States to meet current demand, creating a supply/demand imbalance. While home prices continue to appreciate moderately, we believe housing affordability is somewhat better than it was two years ago. With an improving employment backdrop, continued low mortgage rates, and modestly easier mortgage-lending standards, we think demand-side fundamentals are positive. As a result, we

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

American Government Income Fund     7

think new-home construction may pick up later this year.

How did you use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO and mortgage pass-through holdings, and to help manage overall downside risk. We also used interest-rate swaps and U.S. Treasury futures to help manage the fund’s yield-curve positioning.

What is your outlook for the months ahead, and how will it affect the fund’s positioning?

We remain positive on U.S. economic growth, but the recovery has reverted to a moderate pace after surging in the middle of last year. We believe this slowdown is partly because consumption hasn’t increased as much as was expected. During the past year, rising hourly wages and lower gasoline prices benefited lower-wage workers, which we thought would bolster personal consumption expenditures. However, rather than spending more, these consumers increased their savings. According to the Commerce Department, personal spending rose slightly in February, but was down in December and January. At the same time, the personal savings rate continued to climb, reaching 5.8% in February, its highest level since the end of 2012. As the effects of an unseasonably cold winter in the Northeast and Midwest dissipate, we think consumption will improve.

We believe the Fed is likely to begin raising rates during 2015, possibly in September. Many investors believe the Fed will wait until later in 2015, or even into 2016, before it begins hiking rates. Consequently, there appears to be a considerable disconnect between what the market is forecasting and the Fed’s own outlook, which could spark some volatility. In our view, however, once

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8     American Government Income Fund

the central bank begins to raise the federal funds rate, it will make every effort to do so in an orderly, well-communicated fashion in an effort to avoid major market disruption.

As for fund positioning, we plan to continue de-emphasizing interest-rate risk by keeping the portfolio’s duration shorter than the benchmark’s duration. We plan to maintain our holdings of IO CMOs since we do not believe the new FHA policy is likely to have a major impact on the overall pace of residential refinancing. Moreover, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures.

Thanks, Mike, for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

American Government Income Fund     9

IN THE NEWS

Although the U.S. economy is showing positive trends, uneven growth in consumer spending remains a bit perplexing. Despite rising personal income and lower energy costs, consumer spending in the United States rose by only 0.1% in February after dropping 0.2% in January, according to the Commerce Department. Harsh winter weather during those months, with heavy snowfalls blanketing the Northeast and Midwest, may have discouraged millions of Americans from heading to stores. Amid weak spending, the pace of hiring also slowed to 126,000 new jobs in March, the lowest since December 2013. These soft readings, however, might be as temporary as the weather. The personal savings rate rose from 5.5% in January to 5.8% in February, with Americans reaching their highest levels in savings in more than two years. In short, consumers have money to spend, and a rebound in economic activity, along the lines of that seen in 2014, may be likely.

10     American Government Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/12)	(7/2/12)	(7/2/01)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.22%	6.08%	5.97%	5.97%	5.43%	5.43%	5.93%	5.81%	5.96%	6.35%	6.36%	6.35%
10 years	62.87	56.35	53.39	53.39	51.39	51.39	59.08	53.91	59.04	67.26	67.56	67.10
Annual average	5.00	4.57	4.37	4.37	4.23	4.23	4.75	4.41	4.75	5.28	5.30	5.27
5 years	16.86	12.19	12.57	10.78	12.64	12.64	15.49	11.74	15.46	18.40	18.61	18.28
Annual average	3.17	2.33	2.40	2.07	2.41	2.41	2.92	2.24	2.92	3.43	3.47	3.41
3 years	7.09	2.81	4.65	1.67	4.84	4.84	6.29	2.84	6.34	8.07	8.26	7.96
Annual average	2.31	0.93	1.53	0.55	1.59	1.59	2.05	0.94	2.07	2.62	2.68	2.59
1 year	3.13	–1.00	2.28	–2.72	2.37	1.37	2.83	–0.51	2.85	3.40	3.50	3.41
6 months	1.62	–2.45	1.15	–3.85	1.26	0.26	1.47	–1.83	1.48	1.76	1.80	1.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

American Government Income Fund     11

Comparative index returns For periods ended 3/31/15

	Barclays Government Bond Index	Lipper General U.S. Government Funds category average*
Annual average (life of fund)	7.06%	6.14%
10 years	55.24	47.10
Annual average	4.50	3.87
5 years	20.52	18.77
Annual average	3.80	3.41
3 years	7.12	6.00
Annual average	2.32	1.93
1 year	5.22	5.12
6 months	3.49	3.06

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 108, 107, 102, 98, 74, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.126		$0.093	$0.093	$0.114		$0.114	$0.138	$0.142	$0.138
Capital gains	—		—	—	—		—	—	—	—
Total	$0.126		$0.093	$0.093	$0.114		$0.114	$0.138	$0.142	$0.138
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/14	$9.08	$9.46	$9.01	$9.05	$9.16	$9.47	$9.10	$9.07	$9.06	$9.06
3/31/15	9.10	9.48	9.02	9.07	9.18	9.49	9.12	9.09	9.08	9.08
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate [1]	2.77%	2.66%	2.13%	2.12%	2.48%	2.40%	2.50%	3.04%	3.17%	3.04%
Current 30-day SEC yield [2]	N/A	1.75	1.08	1.08	N/A	1.52	1.58	2.10	2.18	2.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     American Government Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/14	0.88%	1.63%	1.63%	1.13%	1.13%	0.61%	0.54%	0.63%
Annualized expense ratio for the six-month period ended 3/31/15	0.87%	1.62%	1.62%	1.12%	1.12%	0.59%	0.52%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014, to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.37	$8.12	$8.13	$5.63	$5.63	$2.97	$2.62	$3.12
Ending value (after expenses)	$1,016.20	$1,011.50	$1,012.60	$1,014.70	$1,014.80	$1,017.60	$1,018.00	$1,017.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

American Government Income Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.38	$8.15	$8.15	$5.64	$5.64	$2.97	$2.62	$3.13
Ending value (after expenses)	$1,020.59	$1,016.85	$1,016.85	$1,019.35	$1,019.35	$1,021.99	$1,022.34	$1,021.84

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     American Government Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

American Government Income Fund     15

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     American Government Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

American Government Income Fund     17

The fund’s portfolio 3/31/15 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (78.2%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (9.7%)
Government National Mortgage Association Pass-Through Certificates
6s, January 15, 2029	$4	$5
5s, TBA, April 1, 2045	4,000,000	4,377,500
4 1/2s, with due dates from December 20, 2040 to January 20, 2045	9,298,393	10,319,296
4s, with due dates from March 20, 2044 to January 20, 2045	3,540,779	3,857,899
3 1/2s, with due dates from January 20, 2045 to March 20, 2045	10,094,609	10,655,937
3 1/2s, TBA, May 1, 2045	10,000,000	10,500,000
3s, TBA, June 1, 2045	6,000,000	6,150,937
3s, TBA, May 1, 2045	6,000,000	6,165,937
		52,027,511
U.S. Government Agency Mortgage Obligations (68.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, October 1, 2029	465,805	547,645
6s, September 1, 2021	5,951	6,530
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	123,750	132,396
4 1/2s, with due dates from January 1, 2037 to May 1, 2044	4,205,854	4,693,034
3 1/2s, with due dates from August 1, 2043 to February 1, 2044	2,675,480	2,828,248
3 1/2s, TBA, April 1, 2045	2,000,000	2,096,719
3s, March 1, 2043	856,209	876,578
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	12,532	12,990
6s, January 1, 2038	1,719,033	1,963,479
6s, with due dates from July 1, 2016 to August 1, 2022	724,652	792,956
6s, TBA, April 1, 2045	4,000,000	4,561,250
5 1/2s, with due dates from September 1, 2017 to February 1, 2021	205,147	220,191
5 1/2s, TBA, April 1, 2045	11,000,000	12,388,750
5s, March 1, 2021	11,625	12,529
4 1/2s, with due dates from March 1, 2039 to February 1, 2044	6,030,522	6,643,383
4 1/2s, TBA, May 1, 2045	39,000,000	42,436,875
4 1/2s, TBA, April 1, 2045	52,000,000	56,728,750
4s, with due dates from July 1, 2042 to February 1, 2045	36,880,614	39,976,032
4s, with due dates from May 1, 2019 to September 1, 2020	59,019	62,362
4s, TBA, April 1, 2045	27,000,000	28,871,016
3 1/2s, with due dates from March 1, 2043 to April 1, 2045	7,762,922	8,163,597
3 1/2s, TBA, May 1, 2045	17,000,000	17,816,133
3 1/2s, TBA, April 1, 2045	27,000,000	28,364,766
3s, February 1, 2043	890,074	912,465
3s, TBA, April 1, 2045	105,000,000	107,362,500
		368,471,174
Total U.S. government and agency mortgage obligations (cost $417,462,630)		$420,498,685

18     American Government Income Fund

U.S. TREASURY OBLIGATIONS (28.3%)*	Principal amount	Value
U.S. Treasury Bonds
7 1/8s, February 15, 2023	$12,085,000	$16,876,985
6 1/4s, August 15, 2023	17,682,000	23,810,091
4 1/2s, August 15, 2039 Δ §	42,774,000	58,561,113
U.S. Treasury Notes 0 5/8s, May 31, 2017 Δ	52,927,000	52,927,000
Total U.S. treasury obligations (cost $140,935,582)		$152,175,189

MORTGAGE-BACKED SECURITIES (22.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (22.0%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.902s, 2032	$64,838	$92,817
IFB Ser. 3408, Class EK, 25.091s, 2037	372,084	590,262
IFB Ser. 2976, Class LC, 23.78s, 2035	119,236	186,103
IFB Ser. 2979, Class AS, 23.634s, 2034	51,033	61,564
IFB Ser. 3072, Class SM, 23.157s, 2035	351,854	537,973
IFB Ser. 3072, Class SB, 23.01s, 2035	286,598	436,617
IFB Ser. 3249, Class PS, 21.699s, 2036	173,311	258,476
IFB Ser. 3065, Class DC, 19.337s, 2035	1,958,500	2,884,478
IFB Ser. 2990, Class LB, 16 1/2s, 2034	471,302	632,035
IFB Ser. 3232, Class KS, IO, 6.126s, 2036	1,935,653	273,411
IFB Ser. 4136, Class ES, IO, 6.076s, 2042	4,077,464	741,976
IFB Ser. 326, Class S2, IO, 5.776s, 2044	6,509,504	1,623,307
IFB Ser. 327, Class S8, IO, 5.746s, 2044	3,492,976	844,252
IFB Ser. 315, Class S1, IO, 5.746s, 2043	4,106,548	1,111,470
Ser. 4122, Class TI, IO, 4 1/2s, 2042	4,083,645	699,525
Ser. 4018, Class DI, IO, 4 1/2s, 2041	5,690,523	843,848
Ser. 4329, Class MI, IO, 4 1/2s, 2026	6,644,726	797,234
Ser. 4116, Class MI, IO, 4s, 2042	8,328,788	1,546,020
Ser. 4019, Class JI, IO, 4s, 2041	6,644,777	856,512
Ser. 3996, Class IK, IO, 4s, 2039	7,260,369	861,189
Ser. 4165, Class AI, IO, 3 1/2s, 2043	3,483,987	538,624
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,127,420	590,781
Ser. 4150, IO, 3 1/2s, 2043	3,953,683	831,635
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	7,822,597	1,105,400
Ser. 4122, Class AI, IO, 3 1/2s, 2042	5,416,235	704,111
Ser. 4199, Class CI, IO, 3 1/2s, 2037	5,281,787	645,963
Ser. 304, IO, 3 1/2s, 2027	7,033,273	784,140
Ser. 304, Class C37, IO, 3 1/2s, 2027	5,223,308	572,004
FRB Ser. T-57, Class 2A1, 3.268s, 2043	1,224	1,200
Ser. 4150, Class DI, IO, 3s, 2043	6,093,402	997,795
Ser. 4141, Class PI, IO, 3s, 2042	5,070,219	618,009
Ser. 4158, Class TI, IO, 3s, 2042	12,079,546	1,477,328
Ser. 4165, Class TI, IO, 3s, 2042	13,183,186	1,539,796
Ser. 4171, Class NI, IO, 3s, 2042	9,109,312	1,042,288
Ser. 4183, Class MI, IO, 3s, 2042	4,178,576	490,983
Ser. 4201, Class JI, IO, 3s, 2041	8,284,824	1,044,969
Ser. 4215, Class EI, IO, 3s, 2032	6,027,367	757,182
Ser. 4057, Class IL, IO, 3s, 2027	13,575,555	1,440,095

American Government Income Fund     19

MORTGAGE-BACKED SECURITIES (22.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3939, Class EI, IO, 3s, 2026	$6,836,747	$593,056
Ser. 3835, Class FO, PO, zero %, 2041	8,914,393	7,879,878
Ser. 3391, PO, zero %, 2037	97,670	89,217
Ser. 3300, PO, zero %, 2037	58,225	51,096
Ser. 3210, PO, zero %, 2036	22,382	21,296
Ser. 3326, Class WF, zero %, 2035	14,703	11,763
FRB Ser. 3117, Class AF, zero %, 2036	8,821	7,326
FRB Ser. 3036, Class AS, zero %, 2035	3,639	3,619
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.858s, 2036	290,889	537,926
IFB Ser. 05-74, Class NK, 26.631s, 2035	92,721	150,902
IFB Ser. 06-8, Class HP, 23.93s, 2036	319,683	501,490
IFB Ser. 05-45, Class DA, 23.783s, 2035	566,321	877,699
IFB Ser. 07-53, Class SP, 23.563s, 2037	401,448	624,218
IFB Ser. 08-24, Class SP, 22.646s, 2038	2,461,023	3,617,691
IFB Ser. 05-122, Class SE, 22.492s, 2035	539,688	801,462
IFB Ser. 05-75, Class GS, 19.729s, 2035	348,637	483,437
IFB Ser. 05-106, Class JC, 19.585s, 2035	495,397	754,846
IFB Ser. 05-83, Class QP, 16.942s, 2034	151,917	202,687
IFB Ser. 11-4, Class CS, 12.553s, 2040	1,317,261	1,606,177
Ser. 06-10, Class GC, 6s, 2034	808,370	820,496
IFB Ser. 13-59, Class SC, IO, 5.976s, 2043	4,676,906	1,077,095
IFB Ser. 12-153, Class SK, IO, 5.976s, 2043	2,210,386	523,397
IFB Ser. 12-111, Class JS, IO, 5.926s, 2040	2,725,896	516,851
IFB Ser. 13-101, Class AS, IO, 5.776s, 2043	5,771,411	1,525,499
IFB Ser. 13-103, Class SK, IO, 5.746s, 2043	2,387,758	645,438
IFB Ser. 13-102, Class SH, IO, 5.726s, 2043	5,777,800	1,467,330
Ser. 409, Class 82, IO, 4 1/2s, 2040	3,478,365	629,743
Ser. 418, Class C24, IO, 4s, 2043	3,819,326	694,133
Ser. 12-118, Class PI, IO, 4s, 2042	4,857,184	829,684
Ser. 12-96, Class PI, IO, 4s, 2041	3,765,647	564,885
Ser. 12-62, Class MI, IO, 4s, 2041	4,156,544	611,690
Ser. 409, Class C16, IO, 4s, 2040	6,299,648	1,023,869
Ser. 12-104, Class HI, IO, 4s, 2027	7,469,283	894,511
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	6,927,931	982,866
Ser. 418, Class C15, IO, 3 1/2s, 2043	8,203,701	1,526,016
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	2,807,740	399,345
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	5,944,897	995,758
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	7,474,735	1,102,523
Ser. 417, Class C19, IO, 3 1/2s, 2033	4,980,581	727,713
FRB Ser. 03-W14, Class 2A, 3.48s, 2043	1,121	1,115
FRB Ser. 03-W11, Class A1, 3.464s, 2033	46	47
FRB Ser. 03-W3, Class 1A4, 3.403s, 2042	2,039	1,977
FRB Ser. 04-W7, Class A2, 3.36s, 2034	536	553
Ser. 13-55, Class IK, IO, 3s, 2043	4,322,559	541,098
Ser. 12-151, Class PI, IO, 3s, 2043	3,875,363	487,521
Ser. 13-8, Class NI, IO, 3s, 2042	5,842,163	753,404

20     American Government Income Fund

MORTGAGE-BACKED SECURITIES (22.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-145, Class TI, IO, 3s, 2042	$4,902,868	$469,695
Ser. 13-35, Class IP, IO, 3s, 2042	3,543,116	373,273
Ser. 13-55, Class PI, IO, 3s, 2042	7,955,535	857,288
Ser. 13-53, Class JI, IO, 3s, 2041	5,362,269	629,798
Ser. 13-23, Class PI, IO, 3s, 2041	5,233,857	476,333
Ser. 13-30, Class IP, IO, 3s, 2041	7,524,110	702,752
Ser. 13-23, Class LI, IO, 3s, 2041	4,685,404	437,757
Ser. 14-28, Class AI, IO, 3s, 2040	5,556,425	676,538
FRB Ser. 04-W2, Class 4A, 2.775s, 2044	986	1,025
FRB Ser. 07-95, Class A3, 0.424s, 2036	11,444,382	10,929,385
FRB Ser. 01-50, Class B1, IO, 0.41s, 2041	7,128,151	95,785
Ser. 01-79, Class BI, IO, 0.31s, 2045	1,426,595	14,099
Ser. 08-53, Class DO, PO, zero %, 2038	260,555	237,681
Ser. 07-64, Class LO, PO, zero %, 2037	71,790	66,927
Ser. 07-44, Class CO, PO, zero %, 2037	130,163	118,716
Ser. 08-36, Class OV, PO, zero %, 2036	41,426	38,682
FRB Ser. 88-12, Class B, zero %, 2018	2,514	2,413
Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.531s, 2036	5,144,790	705,248
IFB Ser. 12-34, Class SA, IO, 5.874s, 2042	4,146,381	936,253
IFB Ser. 11-70, Class SN, IO, 5.726s, 2041	1,407,963	237,214
Ser. 14-133, Class IP, IO, 5s, 2044	3,995,551	866,355
Ser. 13-51, Class QI, IO, 5s, 2043	5,506,876	1,067,508
Ser. 13-3, Class IT, IO, 5s, 2043	3,433,766	646,968
Ser. 13-6, Class OI, IO, 5s, 2043	1,586,476	297,575
Ser. 13-16, Class IB, IO, 5s, 2040	2,940,611	207,530
Ser. 10-35, Class UI, IO, 5s, 2040	6,403,585	1,236,677
Ser. 10-9, Class UI, IO, 5s, 2040	11,731,310	2,195,008
Ser. 09-121, Class UI, IO, 5s, 2039	6,226,114	1,145,294
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	847,487	138,657
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	4,004,682	652,603
Ser. 12-129, IO, 4 1/2s, 2042	5,720,488	1,196,554
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	3,990,629	507,967
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	10,133,130	1,597,184
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	3,182,570	550,616
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	2,158,530	372,742
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	5,030,163	1,162,068
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	3,584,134	157,451
Ser. 15-40, IO, 4s, 2045	3,312,000	777,128
Ser. 13-165, Class IL, IO, 4s, 2043	2,320,681	366,018
Ser. 12-56, Class IB, IO, 4s, 2042	7,476,544	1,252,280
Ser. 12-47, Class CI, IO, 4s, 2042	3,279,000	528,739
Ser. 14-104, IO, 4s, 2042	6,680,810	1,148,431
Ser. 14-4, Class IK, IO, 4s, 2039	4,511,936	550,546
Ser. 11-71, Class IK, IO, 4s, 2039	4,686,801	562,416
Ser. 10-114, Class MI, IO, 4s, 2039	8,023,744	837,679
Ser. 14-182, Class BI, IO, 4s, 2039	3,932,945	682,602

American Government Income Fund     21

MORTGAGE-BACKED SECURITIES (22.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-116, Class QI, IO, 4s, 2034	$1,634,005	$53,105
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	6,653,290	842,839
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	4,197,470	500,800
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	3,925,578	492,111
Ser. 12-136, IO, 3 1/2s, 2042	6,473,976	1,400,450
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	3,287,722	472,216
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	4,312,696	557,632
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	3,354,893	271,184
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	3,393,786	480,424
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	4,221,014	457,896
Ser. 14-147, Class MI, IO, 3 1/2s, 2039	11,039,250	930,167
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	7,605,845	1,132,206
Ser. 14-160, Class IB, IO, 3s, 2040	8,942,493	853,114
Ser. 14-141, Class CI, IO, 3s, 2040	5,491,854	626,225
Ser. 14-44, Class IC, IO, 3s, 2028	6,939,690	657,202
Ser. 10-151, Class KO, PO, zero %, 2037	458,805	417,063
Ser. 06-36, Class OD, PO, zero %, 2036	5,495	4,902
Total mortgage-backed securities (cost $119,343,444)		$118,082,709

PURCHASED SWAP OPTIONS OUTSTANDING (1.2%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.175/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.175	$35,832,400	$490,904
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	17,916,200	314,608
(2.685)/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.685	35,137,300	203,445
1.816/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.816	35,137,300	43,570
Barclays Bank PLC
(2.1625)/3 month USD-LIBOR-BBA/May-25	May-15/2.1625	35,137,300	294,099
(2.31)/3 month USD-LIBOR-BBA/Apr-45	Apr-15/2.31	7,027,460	232,820
2.31/3 month USD-LIBOR-BBA/Apr-45	Apr-15/2.31	7,027,460	82,573
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	35,216,800	631,789
2.172/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.172	17,916,200	244,556
2.043/3 month USD-LIBOR-BBA/May-25	May-15/2.043	17,568,650	183,241
1.4015/3 month USD-LIBOR-BBA/May-20	May-15/1.4015	70,274,600	182,714
(2.13)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.13	35,137,300	140,901
1.294/3 month USD-LIBOR-BBA/May-20	May-15/1.294	70,274,600	103,304
1.3735/3 month USD-LIBOR-BBA/May-20	May-15/1.3735	35,137,300	79,410
1.266/3 month USD-LIBOR-BBA/May-20	May-15/1.266	35,137,300	44,273
1.802/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.802	35,137,300	38,300
Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	58,200,000	1,235,004
2.09125/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09125	35,872,000	297,738
2.09/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09	35,872,000	294,868
1.795/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.795	35,226,700	35,931

22     American Government Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (1.2%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date cont.	Expiration date/strike	Contract amount	Value
Goldman Sachs International
2.655/3 month USD-LIBOR-BBA/May-45	May-15/2.655	$8,784,325	$551,831
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	11,904,425	449,392
1.84/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.84	26,353,000	56,659
1.76/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.76	26,353,000	31,097
Total purchased swap options outstanding (cost $5,571,717)			$6,263,027

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/$102.57	$21,000,000	$189,294
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/103.07	18,000,000	139,032
Total purchased options outstanding (cost $621,563)			$328,326

SHORT-TERM INVESTMENTS (33.6%)*	Principal amount/shares	Value
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, May 1, 2015	$14,000,000	$13,998,892
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.04%, April 15, 2015	8,000,000	7,999,860
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.04%, April 6, 2015	17,000,000	16,999,906
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.16%, April 10, 2015	1,800,000	1,799,928
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, April 27, 2015	16,000,000	15,999,076
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, April 6, 2015	1,000,000	999,988
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, April 9, 2015	1,800,000	1,799,966
Federal Home Loan Mortgage Corporation unsec. discount notes with effective yields ranging from 0.08% to 0.10%, May 13, 2015	4,200,000	4,199,557
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.07%, April 6, 2015	4,000,000	3,999,963
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.10%, May 1, 2015	3,800,000	3,799,683
Putnam Money Market Liquidity Fund 0.09% L	Shares 104,701,969	104,701,969
SSgA Prime Money Market Fund Class N 0.02% P	Shares 2,889,000	2,889,000
U.S. Treasury Bills with an effective yield of 0.03%, April 16, 2015 #	$50,000	49,999
U.S. Treasury Bills with an effective yield of 0.02%, April 23, 2015 #	243,000	242,997
U.S. Treasury Bills with an effective yield of 0.02%, April 9, 2015 #	175,000	174,999
U.S. Treasury Bills with an effective yield of 0.09%, June 11, 2015 #	108,000	107,996

American Government Income Fund     23

SHORT-TERM INVESTMENTS (33.6%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with an effective yield of 0.03%, May 21, 2015 #	$50,000	$49,998
U.S. Treasury Bills with an effective yield of 0.02%, May 7, 2015 #	570,000	569,988
Total short-term investments (cost $180,383,750)		$180,383,765

TOTAL INVESTMENTS
Total investments (cost $864,318,686)	$877,731,701

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1,2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $537,634,896.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $401,300,476 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Short)	44	$7,210,500	Jun-15	$(8,619)
U.S. Treasury Bond Ultra 30 yr (Long)	21	3,567,375	Jun-15	(15,261)

24     American Government Income Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Long)	121	$26,517,906	Jun-15	$96,181
U.S. Treasury Note 5 yr (Long)	914	109,872,797	Jun-15	1,005,869
U.S. Treasury Note 10 yr (Long)	91	$11,730,469	Jun-15	74,288
Total				$1,152,458

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/15 (premiums $5,602,141) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.916/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.916	$35,137,300	$35
(1.9125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.9125	35,832,400	52,674
2.955/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.955	70,274,600	184,119
(2.04375)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.04375	35,832,400	197,795
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	35,832,400	310,309
Barclays Bank PLC
2.3775/3 month USD-LIBOR-BBA/May-25	May-15/2.3775	35,137,300	105,061
2.265/3 month USD-LIBOR-BBA/May-25	May-15/2.265	35,137,300	184,471
Citibank, N.A.
2.902/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.902	35,137,300	176
(1.602)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.602	35,137,300	5,271
2.28/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.28	35,137,300	37,246
(1.932)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.932	17,916,200	37,624
2.205/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.205	35,137,300	75,545
(2.052)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.052	17,916,200	111,439
(1.481)/3 month USD-LIBOR-BBA/May-20	May-15/1.481	35,137,300	133,170
(2.223)/3 month USD-LIBOR-BBA/May-25	May-15/2.223	8,784,325	176,477
(1.509)/3 month USD-LIBOR-BBA/May-20	May-15/1.509	70,274,600	302,181
Credit Suisse International
2.895/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.895	35,226,700	35
(1.80)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80	35,872,000	16,142
(1.80125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80125	35,872,000	16,501
(1.94)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94	35,872,000	81,429
(1.94125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94125	35,872,000	82,506
Goldman Sachs International
(1.92)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.92	26,353,000	99,087
(2.35)/3 month USD-LIBOR-BBA/May-45	May-15/2.35	8,784,325	194,485
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	11,904,425	270,492
(2.5025)/3 month USD-LIBOR-BBA/May-45	May-15/2.5025	8,784,325	343,291
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,128,000	911,846
Total			$3,929,407

American Government Income Fund     25

WRITTEN OPTIONS OUTSTANDING at 3/31/15 (premiums $622,734) (Unaudited)
	Expiration date/ strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/$101.57	$21,000,000	$92,778
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/100.57	21,000,000	36,393
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/102.07	18,000,000	37,692
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.07	18,000,000	3,222
Total			$170,085

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/ Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
1.955/3 month USD-LIBOR-BBA/Apr-25 (Purchased)	Apr-15/1.955	$24,596,110	$(137,738)	$(6,149)
(2.155)/3 month USD-LIBOR-BBA/Apr-25 (Purchased)	Apr-15/2.155	24,596,110	(137,738)	(8,609)
JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	8,784,325	(215,242)	61,051
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	8,784,325	(223,201)	24,034
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	8,784,325	(233,733)	(28,022)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	8,784,325	(245,961)	(58,987)
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	38,475,300	254,899	72,295
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	38,475,300	245,961	45,170
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	38,475,300	221,514	(39,245)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	38,475,300	219,309	(73,487)
Total			$(251,930)	$(11,949)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $122,734,160) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal Home Loan Mortgage Corporation, 3 1/2s, April 1, 2045	$2,000,000	4/14/15	$2,096,719
Federal National Mortgage Association, 4 1/2s, April 1, 2045	52,000,000	4/14/15	56,728,750
Federal National Mortgage Association, 4s, April 1, 2045	11,000,000	4/14/15	11,762,266
Federal National Mortgage Association, 3 1/2s, April 1, 2045	27,000,000	4/14/15	28,364,766

26     American Government Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $122,734,160) (Unaudited) cont.
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4 1/2s, April 1, 2045	$7,000,000	4/22/15	$7,604,843
Government National Mortgage Association, 3 1/2s, April 1, 2045	10,000,000	4/22/15	10,525,000
Government National Mortgage Association, 3s, May 1, 2045	6,000,000	5/20/15	6,165,937
Total			$123,248,281

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$35,832,400	$322,019	2/19/25	3 month USD-LIBOR-BBA	1.9575%	$168,276
35,832,400	(104,387)	2/19/25	2.1575%	3 month USD-LIBOR-BBA	(615,921)
35,832,400	(190,385)	2/19/25	2.0575%	3 month USD-LIBOR-BBA	(369,298)
23,808,850	68,731	1/6/25	2.28%	3 month USD-LIBOR-BBA	(608,960)
23,808,850	294,915	1/6/25	2.53%	3 month USD-LIBOR-BBA	(936,552)
40,826,000	(165)	12/19/19	1.742%	3 month USD-LIBOR-BBA	(681,853)
39,380,000	(520)	1/9/25	3 month USD-LIBOR-BBA	2.07875%	375,902
37,353,600	36,861	1/16/25	3 month USD-LIBOR-BBA	2.12%	520,602
70,229,000	(565)	1/12/20	3 month USD-LIBOR-BBA	1.6457%	702,299
26,412,600	(2,109)	1/23/25	3 month USD-LIBOR-BBA	2.14%	377,191
51,441,000	(414)	12/19/19	1.7285%	3 month USD-LIBOR-BBA	(825,433)
40,826,000	(165)	12/19/19	1.734%	3 month USD-LIBOR-BBA	(665,904)
24,745,700	(327)	1/22/25	3 month USD-LIBOR-BBA	2.09%	241,583
7,709,000	(102)	1/9/25	3 month USD-LIBOR-BBA	2.081%	75,198
104,179,000	(839)	1/9/20	1.62%	3 month USD-LIBOR-BBA	(932,071)
67,998,055	(898)	1/14/25	3 month USD-LIBOR-BBA	2.10%	761,902
42,855,930	(309)	1/15/25	3 month USD-LIBOR-BBA	2.09%	438,042
37,353,600	(493)	1/22/25	3 month USD-LIBOR-BBA	2.095%	382,023

American Government Income Fund     27

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$36,994,000	$(488)	1/12/25	2.14412%	3 month USD-LIBOR-BBA	$(571,710)
70,229,000	(565)	1/12/20	3 month USD-LIBOR-BBA	1.65338%	728,625
36,990,000	(488)	1/12/25	2.1372%	3 month USD-LIBOR-BBA	(547,820)
36,991,000	(488)	1/12/25	2.142%	3 month USD-LIBOR-BBA	(564,352)
70,229,000	(565)	1/12/20	3 month USD-LIBOR-BBA	1.648%	710,168
36,990,000	(488)	1/12/25	2.14055%	3 month USD-LIBOR-BBA	(559,337)
70,229,000	(565)	1/12/20	3 month USD-LIBOR-BBA	1.6464%	704,724
36,988,000	(488)	1/12/25	2.138%	3 month USD-LIBOR-BBA	(550,555)
70,229,000	(565)	1/12/20	3 month USD-LIBOR-BBA	1.64084%	685,608
9,000,000	(34)	2/4/17	3 month USD-LIBOR-BBA	0.70502%	(1,316)
3,678,000	(30)	2/4/20	1.3635%	3 month USD-LIBOR-BBA	18,496
7,373,000	(97)	3/12/25	2.236%	3 month USD-LIBOR-BBA	(148,924)
11,150,000 E	(312,275)	6/17/45	3 month USD-LIBOR-BBA	2.50%	(104,930)
146,951,000 E	1,359,138	6/17/25	2.20%	3 month USD-LIBOR-BBA	(207,066)
13,437,000	(177)	1/20/25	3 month USD-LIBOR-BBA	1.949%	(43,420)
17,679,000	(233)	1/20/25	1.875%	3 month USD-LIBOR-BBA	178,363
66,594,000	(536)	1/22/20	1.45125%	3 month USD-LIBOR-BBA	1,625
23,368,000	(308)	1/22/25	3 month USD-LIBOR-BBA	1.921%	(139,000)
13,545,000	(461)	1/22/45	2.31125%	3 month USD-LIBOR-BBA	200,048
33,110,000	(437)	1/22/25	1.92125%	3 month USD-LIBOR-BBA	195,296
10,650,000	(86)	1/23/20	1.4975%	3 month USD-LIBOR-BBA	(23,175)
21,181,000	(171)	1/26/20	1.517%	3 month USD-LIBOR-BBA	(62,329)
4,638,000	(158)	1/26/45	3 month USD-LIBOR-BBA	2.384%	5,941

28     American Government Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$14,232,000	$(188)	1/27/25	3 month USD-LIBOR-BBA	1.9625%	$(34,123)
14,232,000	(188)	1/27/25	3 month USD-LIBOR-BBA	1.963%	(33,455)
15,113,000	(199)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	(47,113)
6,333,000 E	(215)	2/2/46	3 month USD-LIBOR-BBA	2.335%	(193,720)
6,874,000	(91)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(129,028)
18,001,000	(68)	2/4/17	3 month USD-LIBOR-BBA	0.707%	(1,909)
7,356,000	(59)	2/4/20	1.366%	3 month USD-LIBOR-BBA	36,095
5,341,000	(20)	2/4/17	3 month USD-LIBOR-BBA	0.71%	(247)
2,670,000	(10)	2/4/17	3 month USD-LIBOR-BBA	0.7065%	(312)
18,637,000	(150)	2/5/20	1.38665%	3 month USD-LIBOR-BBA	73,674
11,076,000	(89)	2/5/20	1.45%	3 month USD-LIBOR-BBA	9,565
11,076,000	(89)	2/5/20	1.45873%	3 month USD-LIBOR-BBA	4,851
4,349,000	(57)	2/6/25	1.9805%	3 month USD-LIBOR-BBA	5,794
4,349,000	(57)	2/6/25	1.98407%	3 month USD-LIBOR-BBA	4,352
13,042,000	(607)	2/6/17	0.776%	3 month USD-LIBOR-BBA	(16,693)
13,456,000	6,673	2/6/20	3 month USD-LIBOR-BBA	1.48%	13,831
20,912,000	(23,873)	2/6/25	1.9575%	3 month USD-LIBOR-BBA	48,933
7,150,000	(21,483)	2/6/45	3 month USD-LIBOR-BBA	2.36%	(55,406)
4,479,000	(152)	2/17/45	3 month USD-LIBOR-BBA	2.462%	78,199
4,479,000	(152)	2/17/45	3 month USD-LIBOR-BBA	2.46318%	78,205
2,508,300	(33)	2/19/25	2.12%	3 month USD-LIBOR-BBA	(27,110)
14,900,000	(197)	2/25/25	3 month USD-LIBOR-BBA	2.20246%	268,661
33,278,000	(439)	2/27/25	2.1135%	3 month USD-LIBOR-BBA	(321,902)

American Government Income Fund     29

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$18,432,000	$(243)	3/3/25	3 month USD-LIBOR-BBA	2.124%	$191,027
5,388,000	(183)	3/3/45	2.4925%	3 month USD-LIBOR-BBA	(126,331)
36,157,000	(291)	3/3/20	1.6525%	3 month USD-LIBOR-BBA	(269,890)
28,261,000	(106)	3/3/17	3 month USD-LIBOR-BBA	0.8775%	68,867
5,388,000	(183)	3/3/45	2.4995%	3 month USD-LIBOR-BBA	(134,781)
11,071,000	(146)	3/10/25	3 month USD-LIBOR-BBA	2.3175%	308,471
11,071,000	(146)	3/10/25	3 month USD-LIBOR-BBA	2.31774%	308,716
11,071,000	(146)	3/10/25	3 month USD-LIBOR-BBA	2.3355%	326,954
155,283,000 E	193,306	6/17/17	1.10%	3 month USD-LIBOR-BBA	(298,165)
13,778,000 E	61,473	6/17/20	1.80%	3 month USD-LIBOR-BBA	(56,355)
5,290,000	(70)	3/20/25	2.1195%	3 month USD-LIBOR-BBA	(47,005)
5,290,000	(70)	3/20/25	3 month USD-LIBOR-BBA	2.133%	53,490
15,620,000	(59)	3/23/17	0.843%	3 month USD-LIBOR-BBA	(17,277)
21,504,000	(173)	3/25/20	1.5485%	3 month USD-LIBOR-BBA	(24,520)
3,360,000	(44)	3/25/25	2.009%	3 month USD-LIBOR-BBA	5,641
2,217,000	(29)	3/26/25	3 month USD-LIBOR-BBA	1.964%	(13,167)
4,434,000	(59)	3/26/25	3 month USD-LIBOR-BBA	1.96065%	(27,712)
2,771,000	(37)	3/26/25	3 month USD-LIBOR-BBA	1.9665%	(15,817)
5,543,000	(73)	3/26/25	3 month USD-LIBOR-BBA	1.96943%	(30,129)
24,745,700	(327)	1/9/25	3 month USD-LIBOR-BBA	2.07%	216,069
7,166,500	14,238	2/19/25	3 month USD-LIBOR-BBA	2.15%	111,559
3,583,250	8,194	2/19/25	3 month USD-LIBOR-BBA	2.15%	56,855
Total	$1,693,366	$(1,340,372)
E Extended effective date.

30     American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$1,940,184	$—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	$15,615
1,960,911	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(25,008)
3,713,889	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(16,957)
3,434,440	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	16,197
3,160,917	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	15,894
9,704,970	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(44,312)
8,493,241	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	42,706
9,964,095	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	50,102
384,623	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	2,033
911,331	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,582
1,149,703	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,781
801,900	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	5,653
8,309,222	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(37,939)
10,404,814	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	52,318
3,200,703	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	16,922
79,164	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	715

American Government Income Fund     31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$704,002	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$3,540
3,131,241	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(39,443)
763,225	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	3,957
18,395,251	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	92,496
3,507,147	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(16,013)
587,688	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7,403)
364,204	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,718
1,677,179	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	13,499
6,346,745	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	31,913
91,695	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	432
297,494	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,403
215,586	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,017
10,544,577	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(48,146)
2,971,606	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(17,898)
1,590,558	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(8,417)
795,316	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,209)

32     American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$795,316	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(4,209)
1,596,037	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(8,446)
4,145,240	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(21,935)
1,596,037	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(8,446)
1,343,638	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	12,134
3,186,596	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(16,862)
1,491,165	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	15,436
1,017,522	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,646)
1,204,506	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,057
Citibank, N.A.
1,399,189	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,035
152,144	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	765
Credit Suisse International
383,234	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,927
2,177,538	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	22,542
4,208,197	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(53,009)
2,834,266	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(39,108)

American Government Income Fund     33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
$1,051,879	$12,984	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	$(1)
2,577,618	43,095	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	9,788
Goldman Sachs International
2,020,779	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	18,249
1,558,880	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	14,078
5,411,472	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	38,151
1,958,024	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	17,683
5,871,151	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	29,522
4,865,927	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(62,057)
4,865,927	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(62,057)
2,892,465	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,207)
1,086,633	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,961)
1,131,987	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(15,496)
346,993	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	2,446
2,380,717	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	16,784
1,540,697	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,035)

34     American Government Income Fund

<
OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$3,962,393	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(18,092)
1,848,851	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,442)
146,944	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(671)
391,753	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,789)
770,644	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	6,960
2,214,585	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	20,000
3,205,413	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(40,880)
3,578,511	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(45,638)
3,674,247	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	25,904
3,972,814	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(50,667)
2,975,949	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(37,487)
2,925,611	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	30,286
JPMorgan Chase Bank N.A.
2,691,181	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(33,900)
2,975,949	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(37,487)
2,925,228	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	30,282
Total	$56,079	$(157,751)

American Government Income Fund     35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$118,082,709	$—
Purchased options outstanding	—	328,326	—
Purchased swap options outstanding	—	6,263,027	—
U.S. government and agency mortgage obligations	—	420,498,685	—
U.S. treasury obligations	—	152,175,189	—
Short-term investments	107,590,969	72,792,796	—
Totals by level	$107,590,969	$770,140,732	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$1,152,458	$—	$—
Written options outstanding	—	(170,085)	—
Written swap options outstanding	—	(3,929,407)	—
Forward premium swap option contracts	—	(11,949)	—
TBA sale commitments	—	(123,248,281)	—
Interest rate swap contracts	—	(3,033,738)	—
Total return swap contracts	—	(213,830)	—
Totals by level	$1,152,458	$(130,607,290)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

36     American Government Income Fund

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $759,616,717)	$773,029,732
Affiliated issuers (identified cost $104,701,969) (Note 5)	104,701,969
Interest and other receivables	2,951,777
Receivable for shares of the fund sold	296,670
Receivable for investments sold	4,287,542
Receivable for sales of delayed delivery securities (Note 1)	66,525,017
Receivable for variation margin (Note 1)	2,010,289
Unrealized appreciation on forward premium swap option contracts (Note 1)	202,550
Unrealized appreciation on OTC swap contracts (Note 1)	704,522
Prepaid assets	73,147
Total assets	954,783,215
LIABILITIES
Payable to custodian	35,541
Payable for investments purchased	5,461,063
Payable for purchases of delayed delivery securities (Note 1)	276,015,973
Payable for shares of the fund repurchased	1,079,528
Payable for compensation of Manager (Note 2)	176,011
Payable for custodian fees (Note 2)	18,881
Payable for investor servicing fees (Note 2)	137,216
Payable for Trustee compensation and expenses (Note 2)	259,068
Payable for administrative services (Note 2)	1,898
Payable for distribution fees (Note 2)	315,493
Payable for variation margin (Note 1)	2,137,160
Unrealized depreciation on OTC swap contracts (Note 1)	862,273
Premium received on OTC swap contracts (Note 1)	56,079
Unrealized depreciation on forward premium swap option contracts (Note 1)	214,499
Written options outstanding, at value (premiums $6,224,875) (Notes 1 and 3)	4,099,492
TBA sale commitments, at value (proceeds receivable $122,734,160) (Note 1)	123,248,281
Collateral on certain derivative contracts, at value (Note 1)	2,889,000
Other accrued expenses	140,863
Total liabilities	417,148,319
Net assets	$537,634,896

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$560,135,375
Undistributed net investment income (Note 1)	7,198,829
Accumulated net realized loss on investments (Note 1)	(44,365,971)
Net unrealized appreciation of investments	14,666,663
Total — Representing net assets applicable to capital shares outstanding	$537,634,896
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

American Government Income Fund     37

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($463,521,443 divided by 50,923,210 shares)	$9.10
	Offering price per class A share (100/96.00 of $9.10)*	$9.48
	Net asset value and offering price per class B share ($6,093,206 divided by 675,193 shares)**	$9.02
	Net asset value and offering price per class C share ($15,096,640 divided by 1,665,152 shares)**	$9.07
	Net asset value and redemption price per class M share ($1,531,977 divided by 166,904 shares)	$9.18
	Offering price per class M share (100/96.75 of $9.18)†	$9.49
	Net asset value, offering price and redemption price per class R share ($6,381,177 divided by 699,746 shares)	$9.12
	Net asset value, offering price and redemption price per class R5 share ($662,514 divided by 72,888 shares)	$9.09
	Net asset value, offering price and redemption price per class R6 share ($4,385,356 divided by 482,895 shares)	$9.08
	Net asset value, offering price and redemption price per class Y share ($39,962,583 divided by 4,400,550 shares)	$9.08
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38     American Government Income Fund

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $38,080 from investments in affiliated issuers) (Note 5)	$6,613,987
Total investment income	6,613,987
EXPENSES
Compensation of Manager (Note 2)	1,068,645
Investor servicing fees (Note 2)	398,990
Custodian fees (Note 2)	28,463
Trustee compensation and expenses (Note 2)	3,981
Distribution fees (Note 2)	724,656
Administrative services (Note 2)	8,414
Other	189,778
Total expenses	2,422,927
Expense reduction (Note 2)	(972)
Net expenses	2,421,955
Net investment income	4,192,032

Net realized gain on investments (Notes 1 and 3)	9,487,738
Net realized loss on swap contracts (Note 1)	(1,073,694)
Net realized loss on futures contracts (Note 1)	(323,491)
Net realized loss on written options (Notes 1 and 3)	(5,749,951)
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	2,303,851
Net gain on investments	4,644,453
Net increase in net assets resulting from operations	$8,836,485

The accompanying notes are an integral part of these financial statements.

American Government Income Fund     39

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$4,192,032	$11,167,405
	Net realized gain (loss) on investments	2,340,602	(3,990,547)
	Net unrealized appreciation of investments	2,303,851	14,239,935
	Net increase in net assets resulting from operations	8,836,485	21,416,793
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(6,646,306)	(11,628,934)
	Class B	(65,281)	(119,706)
	Class C	(153,107)	(228,092)
	Class M	(18,048)	(29,297)
	Class R	(79,964)	(148,133)
	Class R5	(9,922)	(4,209)
	Class R6	(68,000)	(67,900)
	Class Y	(585,286)	(647,640)
	Decrease from capital share transactions (Note 4)	(27,257,324)	(21,876,596)
	Total decrease in net assets	(26,046,753)	(13,333,714)
	NET ASSETS
	Beginning of period	563,681,649	577,015,363
	End of period (including undistributed net investment income of $7,198,829 and $10,632,711, respectively)	$537,634,896	$563,681,649
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

40     American Government Income Fund

This page left blank intentionally.

American Government Income Fund     41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
March 31, 2015**	$9.08	.07	.08	.15	(.13)	—	(.13)	—	—	$9.10	1.62*	$463,521	.43*	.77*	459*[h]
September 30, 2014	8.95	.19	.15	.34	(.21)	—	(.21)	—	—	9.08	3.85	493,752.88		2.07	597[h]
September 30, 2013	9.23	.16	(.28)	(.12)	(.16)	—	(.16)	—	—	8.95	(1.31)	518,546.87		1.76	533[i]
September 30, 2012	9.83	.14	.08	.22	(.34)	(.48)	(.82)	—	—	9.23	2.48	647,310.87		1.51	345[i]
September 30, 2011	10.28	.26	.23	.49	(.27)	(.67)	(.94)	—	—[e]	9.83	5.34	682,118.85		2.70	402[i]
September 30, 2010	9.92	.53	.34	.87	(.51)	—	(.51)	—[d]	—	10.28	8.97	706,773	.83[f,g]	5.18[f]	195[i]
Class B
March 31, 2015**	$9.01	.04	.06	.10	(.09)	—	(.09)	—	—	$9.02	1.15*	$6,093	.81*	.39*	459*[h]
September 30, 2014	8.87	.12	.16	.28	(.14)	—	(.14)	—	—	9.01	3.22	6,698	1.63	1.33	597[h]
September 30, 2013	9.15	.09	(.28)	(.19)	(.09)	—	(.09)	—	—	8.87	(2.06)	8,898	1.62	.98	533[i]
September 30, 2012	9.75	.07	.08	.15	(.27)	(.48)	(.75)	—	—	9.15	1.73	14,017	1.62	.75	345[i]
September 30, 2011	10.21	.19	.22	.41	(.20)	(.67)	(.87)	—	—[e]	9.75	4.47	13,446	1.60	1.98	402[i]
September 30, 2010	9.85	.45	.35	.80	(.44)	—	(.44)	—[d]	—	10.21	8.22	16,253	1.58[f,g]	4.48[f]	195[i]
Class C
March 31, 2015**	$9.05	.04	.07	.11	(.09)	—	(.09)	—	—	$9.07	1.26*	$15,097	.81*	.39*	459*[h]
September 30, 2014	8.91	.12	.16	.28	(.14)	—	(.14)	—	—	9.05	3.19	14,298	1.63	1.33	597[h]
September 30, 2013	9.19	.09	(.28)	(.19)	(.09)	—	(.09)	—	—	8.91	(2.07)	17,232	1.62	.97	533[i]
September 30, 2012	9.79	.07	.08	.15	(.27)	(.48)	(.75)	—	—	9.19	1.75	31,003	1.62	.72	345[i]
September 30, 2011	10.25	.19	.22	.41	(.20)	(.67)	(.87)	—	—[e]	9.79	4.46	23,256	1.60	1.95	402[i]
September 30, 2010	9.89	.44	.36	.80	(.44)	—	(.44)	—[d]	—	10.25	8.19	23,424	1.58[f,g]	4.33[f]	195[i]
Class M
March 31, 2015**	$9.16	.06	.07	.13	(.11)	—	(.11)	—	—	$9.18	1.47*	$1,532	.56*	.64*	459*[h]
September 30, 2014	9.02	.17	.16	.33	(.19)	—	(.19)	—	—	9.16	3.66	1,403	1.13	1.82	597[h]
September 30, 2013	9.29	.13	(.27)	(.14)	(.13)	—	(.13)	—	—	9.02	(1.47)	1,476	1.12	1.41	533[i]
September 30, 2012	9.89	.12	.08	.20	(.32)	(.48)	(.80)	—	—	9.29	2.20	2,750	1.12	1.25	345[i]
September 30, 2011	10.34	.24	.23	.47	(.25)	(.67)	(.92)	—	—[e]	9.89	5.05	2,743	1.10	2.44	402[i]
September 30, 2010	9.98	.51	.34	.85	(.49)	—	(.49)	—[d]	—	10.34	8.66	2,860	1.08[f,g]	4.94[f]	195[i]
Class R
March 31, 2015**	$9.10	.06	.07	.13	(.11)	—	(.11)	—	—	$9.12	1.48*	$6,381	.56*	.64*	459*[h]
September 30, 2014	8.96	.17	.16	.33	(.19)	—	(.19)	—	—	9.10	3.69	6,341	1.13	1.83	597[h]
September 30, 2013	9.24	.14	(.28)	(.14)	(.14)	—	(.14)	—	—	8.96	(1.57)	7,712	1.12	1.52	533[i]
September 30, 2012	9.84	.12	.08	.20	(.32)	(.48)	(.80)	—	—	9.24	2.20	8,542	1.12	1.24	345[i]
September 30, 2011	10.29	.23	.24	.47	(.25)	(.67)	(.92)	—	—[e]	9.84	5.06	6,189	1.10	2.32	402[i]
September 30, 2010	9.92	.48	.38	.86	(.49)	—	(.49)	—[d]	—	10.29	8.83	3,035	1.08[f,g]	4.62[f]	195[i]
Class R5
March 31, 2015**	$9.07	.08	.08	.16	(.14)	—	(.14)	—	—	$9.09	1.76*	$663	.29*	.90*	459*[h]
September 30, 2014	8.93	.18	.20	.38	(.24)	—	(.24)	—	—	9.07	4.25	599.60		1.98	597[h]
September 30, 2013	9.21	.19	(.29)	(.10)	(.18)	—	(.18)	—	—	8.93	(1.05)	10.59		2.05	533[i]
September 30, 2012†	9.22	.03	.01	.04	(.05)	—	(.05)	—	—	9.21	.47*	10	.15*	.28*	345[i]
Class R6
March 31, 2015**	$9.06	.08	.08	.16	(.14)	—	(.14)	—	—	$9.08	1.80*	$4,385	.26*	.94*	459*[h]
September 30, 2014	8.93	.21	.17	.38	(.25)	—	(.25)	—	—	9.06	4.24	4,024.53		2.37	597[h]
September 30, 2013	9.21	.21	(.29)	(.08)	(.20)	—	(.20)	—	—	8.93	(.93)	2,452.52		2.38	533[i]
September 30, 2012†	9.22	.03	.02	.05	(.06)	—	(.06)	—	—	9.21	.49*	10	.13*	.30*	345[i]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	American Government Income Fund	American Government Income Fund	43

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
March 31, 2015**	$9.06	.08	.08	.16	(.14)	—	(.14)	—	—	$9.08	1.76*	$39,963	.31*	.89*	459*[h]
September 30, 2014	8.93	.21	.16	.37	(.24)	—	(.24)	—	—	9.06	4.14	36,568.63		2.31	597[h]
September 30, 2013	9.21	.18	(.28)	(.10)	(.18)	—	(.18)	—	—	8.93	(1.05)	20,689.62		1.99	533[i]
September 30, 2012	9.81	.16	.08	.24	(.36)	(.48)	(.84)	—	—	9.21	2.75	30,489.62		1.69	345[i]
September 30, 2011	10.27	.29	.22	.51	(.30)	(.67)	(.97)	—	—[e]	9.81	5.50	17,776.60		2.94	402[i]
September 30, 2010	9.90	.54	.37	.91	(.54)	—	(.54)	—[d]	—	10.27	9.35	16,757	.58[f,g]	5.32[f]	195[i]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.05%

g  Excludes the impact of a reduction of interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of September 30, 2010.

h  Portfolio turnover includes TBA purchase and sale commitments.

i  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	1,141%
September 30, 2012	1,152
September 30, 2011	1,067
September 30, 2010	391

The accompanying notes are an integral part of these financial statements.

44	American Government Income Fund	American Government Income Fund	45

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 31, 2014 through March 31, 2015.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

46     American Government Income Fund

Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

American Government Income Fund     47

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

48     American Government Income Fund

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $66,150 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

American Government Income Fund     49

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $791,901 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $819,526 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$37,668,927	$2,835,090	$40,504,017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $5,259,265 recognized during the period between November 1, 2013 and September 30, 2014 to its fiscal year ending September 30, 2015.

The aggregate identified cost on a tax basis is $864,623,721, resulting in gross unrealized appreciation and depreciation of $24,339,722 and $11,228,389, respectively, or net unrealized appreciation of $13,107,980.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with

50     American Government Income Fund

income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$348,761
Class B	4,603
Class C	10,866
Class M	1,055
Class R	4,645
Class R5	390
Class R6	1,082
Class Y	27,588
Total	$398,990

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $972 under the expense offset arrangements.

American Government Income Fund     51

Each Independent Trustee of the fund receives an annual Trustee fee, of which $305, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$598,972
Class B	31,620
Class C	74,508
Class M	3,615
Class R	15,941
Total	$724,656

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,237 and $52 from the sale of class A and class M shares, respectively, and received $4,374 and $532 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,423,200,178	$2,286,676,116
U.S. government securities (Long-term)	—	—
Total	$2,423,200,178	$2,286,676,116

52     American Government Income Fund

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$488,610,700	$3,178,437	$150,000,000	$1,126,406
Options opened	2,294,244,500	13,701,523	498,000,000	3,007,266
Options exercised	(130,890,850)	(823,084)	—	—
Options expired	(113,907,350)	(1,223,299)	(284,000,000)	(1,361,094)
Options closed	(1,569,725,500)	(9,231,436)	(286,000,000)	(2,149,844)
Written options outstanding at the end of the reporting period	$968,331,500	$5,602,141	$78,000,000	$622,734

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/15		Year ended 9/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	4,649,858	$42,335,565	7,804,578	$70,750,797
Shares issued in connection with reinvestment of distributions	599,758	5,446,984	1,064,941	9,635,821
	5,249,616	47,782,549	8,869,519	80,386,618
Shares repurchased	(8,688,815)	(79,088,952)	(12,475,607)	(112,862,868)
Net decrease	(3,439,199)	$(31,306,403)	(3,606,088)	$(32,476,250)

	Six months ended 3/31/15		Year ended 9/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	50,798	$458,428	77,757	$699,678
Shares issued in connection with reinvestment of distributions	6,336	57,068	11,251	100,965
	57,134	515,496	89,008	800,643
Shares repurchased	(125,599)	(1,133,429)	(348,344)	(3,122,563)
Net decrease	(68,465)	$(617,933)	(259,336)	$(2,321,920)

	Six months ended 3/31/15		Year ended 9/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	274,632	$2,489,757	390,220	$3,525,683
Shares issued in connection with reinvestment of distributions	14,879	134,630	21,690	195,547
	289,511	2,624,387	411,910	3,721,230
Shares repurchased	(204,568)	(1,854,901)	(765,557)	(6,880,712)
Net increase (decrease)	84,943	$769,486	(353,647)	$(3,159,482)

American Government Income Fund     53

	Six months ended 3/31/15		Year ended 9/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	17,243	$158,305	12,637	$115,190
Shares issued in connection with reinvestment of distributions	1,600	14,652	2,555	23,306
	18,843	172,957	15,192	138,496
Shares repurchased	(5,126)	(47,034)	(25,700)	(234,155)
Net increase (decrease)	13,717	$125,923	(10,508)	$(95,659)

	Six months ended 3/31/15		Year ended 9/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	80,520	$733,925	185,003	$1,677,791
Shares issued in connection with reinvestment of distributions	8,789	79,964	16,336	148,093
	89,309	813,889	201,339	1,825,884
Shares repurchased	(86,492)	(788,502)	(365,248)	(3,307,899)
Net increase (decrease)	2,817	$25,387	(163,909)	$(1,482,015)

	Six months ended 3/31/15		Year ended 9/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	10,961	$99,777	64,440	$587,679
Shares issued in connection with reinvestment of distributions	1,094	9,922	464	4,209
	12,055	109,699	64,904	591,888
Shares repurchased	(5,166)	(46,922)	(18)	(158)
Net increase	6,889	$62,777	64,886	$591,730

	Six months ended 3/31/15		Year ended 9/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	70,518	$640,668	217,074	$1,973,049
Shares issued in connection with reinvestment of distributions	7,507	68,000	7,518	67,900
	78,025	708,668	224,592	2,040,949
Shares repurchased	(39,156)	(355,640)	(55,275)	(496,446)
Net increase	38,869	$353,028	169,317	$1,544,503

	Six months ended 3/31/15		Year ended 9/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,354,067	$21,381,243	3,649,478	$32,992,293
Shares issued in connection with reinvestment of distributions	52,461	475,244	63,603	574,488
	2,406,528	21,856,487	3,713,081	33,566,781
Shares repurchased	(2,041,600)	(18,526,076)	(1,995,034)	(18,044,284)
Net increase	364,928	$3,330,411	1,718,047	$15,522,497

54     American Government Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,160	1.59%	$10,544
Class R6	1,164	0.24	10,569

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$102,642,994	$120,314,972	$118,255,997	$38,080	$104,701,969

*Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$80,400,000
Purchased swap option contracts (contract amount)	$853,400,000
Written TBA commitment option contracts (contract amount) (Note 3)	$157,700,000
Written swap option contracts (contract amount) (Note 3)	$685,200,000
Futures contracts (number of contracts)	1,000
Centrally cleared interest rate swap contracts (notional)	$1,200,100,000
OTC total return swap contracts (notional)	$229,300,000

American Government Income Fund     55

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	$18,415,340*	Payables, Net assets — Unrealized depreciation	$18,030,538*
Total		$18,415,340		$18,030,538

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Interest rate contracts	$439,321	$(323,491)	$(1,073,694)	$(957,864)
Total	$439,321	$(323,491)	$(1,073,694)	$(957,864)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Interest rate contracts	$2,503,157	$509,343	$(1,819,224)	$1,193,276
Total	$2,503,157	$509,343	$(1,819,224)	$1,193,276

56     American Government Income Fund

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American Government Income Fund     57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$1,791,160	$—	$—	$—	$—	$—	$1,791,160
OTC Total return swap contracts*#	—	412,120	—	7,800	24,469	220,063	30,282	—	694,734
Futures contracts§	—	—	—	—	—	—	—	219,129	219,129
Forward premium swap option contracts#	—	—	—	—	—	—	202,550	—	202,550
Purchased swap options**#	1,052,527	609,492	—	1,648,488	1,863,541	1,088,979	—	—	6,263,027
Purchased options**#	—	—	—	—	—	—	328,326	—	328,326
Total Assets	$1,052,527	$1,021,612	$1,791,160	$1,656,288	$1,888,010	$1,309,042	$561,158	$219,129	$9,498,926
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	2,137,160	—	—	—	—	—	2,137,160
OTC Total return swap contracts*#	—	330,289	—	—	138,409	368,479	71,387	—	908,564
Futures contracts§	—	—	—	—	—	—	—		—
Forward premium swap option contracts#	—	—	—	—	—	14,758	199,741	—	214,499
Written swap options#	744,932	289,532	—	879,129	196,613	907,355	911,846	—	3,929,407
Written options#	—	—	—	—	—	—	170,085	—	170,085
Total Liabilities	$744,932	$619,821	$2,137,160	$879,129	$335,022	$1,290,592	$1,353,059	$—	$7,359,715
Total Financial and Derivative Net Assets	$307,595	$401,791	$(346,000)	$777,159	$1,552,988	$18,450	$(791,901)	$219,129	$2,139,211
Total collateral received (pledged)†##	$180,000	$401,791	$—	$760,000	$1,519,000	$18,450	$(791,901)	$—
Net amount	$127,595	$—	$(346,000)	$17,159	$33,988	$—	$—	$219,129

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

58	American Government Income Fund	American Government Income Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60     American Government Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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SA027
293759 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam American Government Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015